UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7734

Hallmark Equity Series Trust
(Exact name of registrant as specified in charter)

1250 Broadway New York, NY			10001-3701
(Address of principal executive offices)			(Zip code)

Christina Massaro The Reserve 1250 Broadway New York, NY 10001-3701
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-401-5500

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2007

Item 1.    Semi-Annual Reports to Shareholders

1250 Broadway, New York, NY 10001-3701

888-823-2867

General Information and Balance Information

888-823-2867 ■ www.hallmarkfunds.com

This literature is not authorized for distribution to prospective investors unless preceded or accompanied by an appropriate current prospectus.

Distributor—Resrv Partners, Inc.

HALLMARK/ANNUAL 03/07

ANNUAL REPORT

HALLMARK EQUITY SERIES TRUST
Hallmark Small-Cap Growth Fund

MARCH 31, 2007

(This page has been left blank intentionally.)

Dear Shareholders:

As you know, the Hallmark Small-Cap Growth Fund (the "Fund") is managed by Reserve Management Company, Inc. ("Reserve"). Roanoke Asset Management Corp. ("Roanoke"), a New York-based money management firm, has served as the Fund's sub-investment manager since the Fund's inception in 1994, and in that capacity has been responsible for the Fund's day-to-day investment decisions.

In May of this year, Reserve recommended to the Fund's Trustees, and the Trustees approved and recommended for shareholder approval, a proposed reorganization of the Fund whereby Roanoke would replace Reserve as the Fund's manager. In essence, the proposed reorganization would take the form of an acquisition of the Fund's net assets by the newly formed Roanoke Small-Cap Growth Fund, which will have investment policies and restrictions identical to those of the Fund. It is anticipated that proxy materials regarding the proposed reorganization will be transmitted to shareholders during the latter half of June. If approved by shareholders, the reorganization will become effective shortly thereafter.

The Fund is guided by an investment philosophy that was first articulated over thirty years ago and which, in our view, retains all its vitality today. We believe that the information and pricing inefficiencies inherent in small company securities create an important opportunity for a bottom-up, fundamentally driven manager to produce solid long-term investment returns.

For the year ending March 31, 2007, the Fund underperformed its benchmark, the Russell 2000 Growth Index, falling 0.2% versus a 1.0% gain for the Russell 2000 Growth Index. The portfolio's underperformance occurred during the first quarter of the fiscal year as abrupt shifts in leadership favoring non-traditional growth sectors like industrials and materials, and woeful returns in the Fund's largest sector, healthcare, produced a 500 basis point performance gap. The Fund outperformed the benchmark during the last nine months of the year as a cross-section of portfolio positions in energy, business services, consumer discretionary, technology and healthcare advanced sharply.

The Fund's long-term returns have been achieved through an investment process that we believe helps us identify companies whose superior business models confer substantial competitive advantage enabling sustained strong earnings growth irrespective of economic conditions.

Our outlook for growth stocks is positive, particularly relative to the value universe. After years of value out-performance, growth stocks have rarely been cheaper and returns on capital across this asset class (small-cap growth) are rising, with positive valuation and growth implications.

The portfolio reflects a diverse cross-section of innovation in America today and has been carefully constructed to capture both company- and industry-specific momentum. The fund's sector bias in technology, healthcare and consumer reflects our view that these large segments of the U.S. economy present ripe potential for new concepts or business strategies to emerge and either take market share or create entirely new markets.

During the past year, we identified new opportunities in business services and financials and, thus, have added exposure to these sectors. We scaled back our healthcare exposure moderately to reflect heightened near-term headline concerns surrounding legislative action following the emergence of a Democratic majority in Congress. However, we remain committed to this still-attractive segment of the economy.

We very much appreciate the opportunity you have given us to serve your investment needs.

Sincerely,

Edwin G. Vroom & Adele S. Weisman
Co-Portfolio Managers
Roanoke Asset Management Corp.

Past performance is not predictive of future performance. The Fund's performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. The above graph compares a $10,000 investment made in Class R of the Hallmark Small-Cap Growth Fund on 03/31/1997 to a $10,000 investment made in the Russell 2000® Growth Index on that date. All dividends and capital gains are reinvested. Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

(Unaudited)

HALLMARK EQUITY SERIES TRUST—SMALL-CAP GROWTH FUND
SCHEDULE OF INVESTMENTS—MARCH 31, 2007

Shares	COMMON STOCKS—94.7%	Value (Note 1)
	BUSINESS SERVICES—3.6%
28,150	Geo Group, (The) Inc.*	$1,275,758
	CAPITAL GOODS—5.0%
67,750	Hexcel Corp.*	1,344,838
20,000	Orbotech, Ltd.*	440,600
		1,785,438
	CONSUMER NON-DURABLES—7.5%
83,000	Activision, Inc.*	1,572,020
34,500	Quiksilver, Inc.*	400,200
20,700	THQ Inc.*	707,733
		2,679,953
	CONSUMER SERVICES—8.9%
41,250	Coldwater Creek, Inc.*	836,550
30,000	J. Crew Group, Inc.*	1,205,100
28,300	Zumiez Inc.*	1,135,396
		3,177,046
	ENERGY—11.4%
21,700	Newfield Exploration Co.*	905,107
68,350	Tesco Corp.*	1,814,693
24,500	XTO Energy, Inc.	1,342,845
		4,062,645
	FINANCIAL SERVICES—4.5%
51,300	Bottomline Technologies, Inc.*	559,170
38,600	Brown & Brown, Inc.	1,044,130
		1,603,300
	HEALTHCARE-BIOTECHNOLOGY/PHARMACEUTICAL—3.1%
23,900	Alkermes, Inc.*	369,016
33,200	PDL BioPharma, Inc.*	720,440
		1,089,456
	HEALTHCARE-DEVICES/DIAGNOSTIC—6.1%
11,600	Gen-Probe Inc.*	546,128
14,100	Kyphon, Inc.*	636,474
19,400	Orthofix International N.V.*	990,370
		2,172,972
	HEALTHCARE-PHARMACEUTICAL BENEFIT MANAGEMENT—3.2%
39,500	HealthExtras, Inc.*	1,136,810
	HEALTHCARE-SERVICES—9.1%
19,500	Healthways, Inc.*	911,625
32,400	Matria Healthcare, Inc.*	854,064
38,600	Option Care, Inc.	513,380
47,800	Trizetto Group, (The) Inc.*	956,478
		3,235,547
	HEALTHCARE-SPECIALTY DISTRIBUTORS—3.9%
163,871	Bioscrip, Inc.*	512,916
40,900	PSS World Medical, Inc.*	864,626
		1,377,542

See notes to financial statements.

HALLMARK EQUITY SERIES TRUST—SMALL-CAP GROWTH FUND
SCHEDULE OF INVESTMENTS—MARCH 31, 2007 (Continued)

Shares	COMMON STOCKS (Continued)	Value (Note 1)
	HOME BUILDING—1.6%
15,033	Perini Corp.*	$554,116
	HUMAN RESOURCES—0.8%
22,600	On Assignment, Inc.*	280,466
	TECHNOLOGY-DESKTOP/OTHER SOFTWARE—1.6%
16,100	Avid Technology, Inc.*	561,568
	TECHNOLOGY-ENTERPRISE SOFTWARE—8.2%
89,300	BEA Systems, Inc.*	1,034,987
26,400	Business Objects S.A. Sponsored ADR*	955,416
74,500	Captaris, Inc.*	431,355
37,400	Phase Forward Inc.*	491,062
		2,912,820
	TECHNOLOGY-HARDWARE—3.1%
33,400	Daktronics, Inc.	916,496
24,800	Netlist, Inc.*	172,608
		1,089,104
	TECHNOLOGY-SEMICONDUCTOR-CAPITAL EQUIPMENT—7.2%
31,100	ATMI, Inc.*	950,727
44,500	Brooks Automation, Inc.*	763,175
95,300	Mattson Technology, Inc.*	867,230
		2,581,132
	TECHNOLOGY-SEMICONDUCTORS & COMPONENTS—2.9%
25,300	Aeroflex Inc.*	332,695
85,650	O2Micro International Ltd ADR*	676,635
		1,009,330
	TELECOMMUNICATIONS/COMMUNICATIONS—3.0%
70,900	AudioCodes Ltd.*	479,284
43,600	Bookham, Inc.*	98,972
62,200	Symmetricom, Inc.*	516,260
		1,094,516

Total Investments (Cost $24,862,520)	94.7%	33,679,519
Other Assets Less Liabilities	5.3	1,903,167
Net Assets	100.0%	$35,582,686

Value of investments are shown as a percentage of net assets.

* Non-income producing security.

ADR—American Depository Receipt.

See notes to financial statements.

HALLMARK EQUITY SERIES—SMALL-CAP GROWTH FUND

Statement of Assets and Liabilities
March 31, 2007

Assets:
Investments in securities, at value (cost $24,862,520) (Notes 1 & 2)	$33,679,519
Cash	1,998,420
Receivable for securities sold	209,611
Receivable for fund shares sold	1,700
Dividends receivable	2,940
Total Assets	35,892,190
Liabilities:
Payable for fund shares redeemed	168,020
Payable for securities purchased	141,484
Total Liabilities	309,504
Net Assets	$35,582,686
Composition of Net Assets:
Capital Shares (at a par value of $.001per share)	$916
Paid in capital	44,015,521
Accumulated net realized loss on investments	(17,250,750)
Net unrealized appreciation on investments	8,816,999
Net Assets (Notes 1, 3 & 5)	$35,582,686
Net Asset Value Per Share
(offering and redemption price per share):
Class R ($25,832,510/575,153 shares outstanding)	$44.91
Class I ($9,750,176/341,074 shares outstanding)	$28.59

Statement of Operations
For the Year Ended March 31, 2007

Investment Income:
Dividends	$31,685
Total Investment Income	31,685
Expenses (Note 3) :
Comprehensive management fee
Class R	341,432
Class I	145,686
Distribution (12b-1) fees - Class R	65,660
Trustee fees	2,633
Accounting salaries expense	259
Miscellaneous fees	76
Total Expenses	555,746
Net Investment Loss	(524,061)
Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain on investments	4,646,035
Net change in unrealized appreciation on investments	(5,627,408)
Net realized and unrealized loss on investments	(981,373)
Net Decrease in Net Assets Resulting from Operations	$(1,505,434)

Statement of Changes in Net Assets
For the Years Ended March 31, 2007 and March 31, 2006

	Year Ended March 31, 2007	Year Ended March 31, 2006
Increase (Decrease) in Net Assets From:
Investment Operations:
Net investment loss	$(524,061)	$(657,576)
Net realized gain on investments	4,646,035	2,882,522
Net change in unrealized appreciation on investments	(5,627,408)	10,411,758
Net (decrease) increase in net assets resulting from operations	(1,505,434)	12,636,704
Capital Share Transactions (Note 5):
Proceeds from sale of shares	6,010,506	6,626,360
Cost of shares redeemed	(19,956,051)	(17,742,124)
Net decrease in net assets resulting from capital share transactions	(13,945,545)	(11,115,764)
Net (decrease) increase in net assets	(15,450,979)	1,520,940
Net Assets:
Beginning of period	51,033,665	49,512,725
End of period	$35,582,686	$51,033,665

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1)  Summary of Significant Accounting Policies

Hallmark Equity Series Trust (the "Trust") (formerly, Reserve Private Equity Series Trust), which is a registered investment company, was formed as a statutory trust under the laws of the state of Delaware. Currently, the Trust is comprised of one series: Hallmark Small-Cap Growth Fund (the "Fund"). The Fund issues two classes of shares designated as Class R and Class I. The Trust has the right, at its discretion, to add other funds or classes. The Trust is registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. The Fund has an unlimited number of shares of beneficial interest authorized of $.001 par value per share.

Effective March 31, 2005, the Trust's fiscal year-end changed from May 31 to March 31.

The accounting policies summarized below are consistently followed in preparation of the Fund's financial statements in conformity with U.S. generally accepted accounting principles.

Security Valuation

Portfolio securities are stated at market value. Securities listed or traded on an exchange are valued at the last sales price on the exchange in which the security is principally traded. Where market quotations are not readily available, the securities are valued at their fair value as determined in good faith by or under the direction of the Board of Trustees.

Management's Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Securities Transactions and Investment Income

Securities transactions are recorded on a trade date basis. Realized gain and loss on investments are recorded using the first-in first-out method. Dividend income is recognized on the ex-dividend date. Investment Income, common expenses and realized/unrealized gain (loss) on investments are allocated to each class of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class. Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income and accumulated net realized capital gains or losses on the Statements of Assets and Liabilities that more closely represent their tax character, certain reclassifications have been made to undistributed net investment income and accumulated net realized gain or loss on investments. For the year ended March 31, 2007 the reclassifications were as follows:

Fund	Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Realized Gain (Loss)
Hallmark Small-Cap Growth Fund	$(524,061)	$524,061	—

The primary permanent difference causing such reclassification was the disallowance of net operating losses. Net assets of the Fund were unaffected by the reclassifications.

Federal Income Taxes

It is the Trust's policy for the Fund to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), by complying with the requirements of the Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

At March 31, 2007, the Fund had a capital loss carryforwards as follows:

Hallmark Small-Cap Growth Fund:	Amount	Expires
	$5,251,814	3/31/2010
	9,361,824	3/31/2011
	1,873,061	3/31/2012
	764,051	3/31/2013
$17,250,750

NOTES TO FINANCIAL STATEMENTS (Continued)

The Fund's capital loss carryforward of $4,646,035 was used to offset net taxable gains realized in the fiscal year ended March 31, 2007. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

(2)  Investment Activity

For the year ended March 31, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Fund	Aggregate Purchases	Aggregate Sales
Hallmark Small-Cap Growth Fund	$7,047,769	$23,254,900

The components of net unrealized appreciation (depreciation) of investments for federal income tax purposes and the cost of investments for federal income tax purposes at March 31, 2007 for the Fund were as follows:

Fund	Tax Basis Cost	Appreciation	Depreciation	Net Unrealized Appreciation
Hallmark Small-Cap Growth Fund	$24,862,520	$11,340,693	$(2,523,694)	$8,816,999

(3)  Advisory Fees and Other Transactions with Affiliates

Reserve Management Co., Inc. ("RMCI"), serves as the Fund's investment adviser subject to the policies adopted by the Board of Trustees. Under the investment management agreement between RMCI and the Trust, on behalf of the Fund, RMCI is responsible for the day-to-day operations, including monitoring investment programs, portfolio valuation, compliance, administration, and any other functions as required by the Trust. RMCI pays all operating and other expenses of the Fund, exclusive of interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expenses the Fund's direct or allocable share of the Trust's expenses incurred in connection with litigation proceedings other claims and the legal obligations of the Trust to indemnify its Trustees, officers, employees, shareholders, distributors and other agents, payments under the Trust's Distribution Plan and the fees and expenses of the Trustees who are not interested persons under the Investment Company Act (the "non-interested Trustees"), for which the Fund pays its direct or allocated share. For its services as investment adviser, RMCI receives a comprehensive management fee based on each class' average daily net assets at the following annual rates:

Fund	Class R	Class I
Hallmark Small Cap-Growth Fund	1.30%	1.00%

RMCI and the Trust have retained a registered investment adviser to serve as the Fund's sub-adviser (the "Sub-Adviser"). Under the general supervision of RMCI, the Sub-Adviser is responsible for the day-to-day investment decisions.

RMCI pays the Sub-Adviser a fee for providing these services. RMCI may also pay the Sub-Adviser for marketing assistance. These fees are paid by RMCI and are not additional expenses of the Fund.

The Trust has adopted a distribution plan under Rule 12b-1 (the "Distribution Plan") and entered into a distribution agreement (the "Distribution Agreement") with respect to the Class R Shares of the Fund with Resrv Partners, Inc. ("RESRV"), an affiliate of RMCI. RESRV is responsible for accepting Fund share purchases and redemptions on behalf of the Fund, providing financial consultants at its own expense and compensating broker-dealers who provide distribution and other shareholder services for Class R shares of the Fund. RESRV is also responsible for the marketing efforts of the Fund. For its services as distributor, RESRV receives a fee at the annual rate of 0.25% of Class R's average daily net assets of the Fund. Class I shares do not participate in the Distribution Plan. Certain Officers / Trustees of the Trust are also Officers of RMCI and RESRV.

(4)  Concentrations of Ownership

As of March 31, 2007, certain key officers of RMCI and other affiliates as a group owned 7.3% of Small-Cap Growth Fund.

From time to time, the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. As of March 31, 2007, the Fund had three shareholders who owned approximately 5%, 8% and 28% respectively, of the Fund.

NOTES TO FINANCIAL STATEMENTS (Continued)

(5)  Capital Share Transactions

For the period April 1, 2006 to March 31, 2007, the capital share transactions of the Fund were as follows:

	Class R		Class I
Hallmark Small-Cap Growth Fund	Shares	Amount	Shares	Amount
Sold	97,833	$4,278,995	64,932	$1,731,511
Redeemed	(227,768)	(9,566,789)	(379,292)	(10,389,262)
Net Decrease	(129,935)	$(5,287,794)	(314,360)	$(8,657,751)

For the period April 1, 2005 to March 31, 2006, the capital share transactions of the Fund were as follows:

	Class R		Class I
Hallmark Small-Cap Growth Fund	Shares	Amount	Shares	Amount
Sold	103,699	$4,185,737	95,168	$2,440,623
Redeemed	(319,654)	(12,890,539)	(187,246)	(4,851,585)
Net Decrease	(215,955)	$(8,704,802)	(92,078)	$(2,410,962)

(6)  Financial Highlights (for each share outstanding throughout each period)

Contained below is per share operating performance for a share of each Class of the Fund for each of the periods indicated. The information should be used in conjunction with the accompanying financial data and related notes.

	Class R
	Year Ended March 31,	Year Ended March 31,	Period Ended March 31,		Years Ended May 31,
	2007	2006	2005*		2004	2003	2002
Hallmark Small-Cap Growth Fund
Net asset value, beginning of period	$45.57	$35.58	$34.45		$26.46	$30.85	$38.01
Income from investment operations
Net investment loss	(0.62)	(0.59)	(0.53)		(0.51)	(0.37)	(0.46)
Net realized and unrealized gain (loss)	(0.04)	10.58	1.66		8.50	(4.02)	(6.70)
Total from investment operations	(0.66)	9.99	1.13		7.99	(4.39)	(7.16)
Net asset value, end of period	$44.91	$45.57	$35.58		$34.45	$26.46	$30.85
Total Return	(1.45)%	28.08%	3.28%		30.20%	(14.23)%	(18.84)%
Ratios/Supplemental Data
Net assets end of period (thousands)	$25,833	$32,129	$32,770		$47,449	$39,980	$54,139
Ratio of expenses to average net assets	1.56%	1.55%	1.55	%**	1.55%	1.55%	1.56%
Ratio of net investment (loss) to average net assets	(1.48)%	(1.49)%	(1.49	)%**	(1.50)%	(1.47)%	(1.36)%
Portfolio turnover rate	17%	15%	10%		24%	14%	25%

NOTES TO FINANCIAL STATEMENTS (Continued)

(6)  Financial Highlights (for each share outstanding throughout each period) (Continued)

	Class I
	Year Ended March 31,	Year Ended March 31,	Period Ended March 31,		Years Ended May 31,
	2007	2006	2005*		2004	2003	2002
Hallmark Small-Cap Growth Fund
Net asset value, beginning of period	$28.84	$22.40	$21.62		$16.51	$19.14	$23.46
Income from investment operations
Net investment loss	(0.25)	(0.24)	(0.24)		(0.20)	(0.13)	(0.18)
Net realized and unrealized gain (loss)	—	6.68	1.02		5.31	(2.50)	(4.14)
Total from investment operations	(0.25)	6.44	0.78		5.11	(2.63)	(4.32)
Net asset value, end of period	$28.59	$28.84	$22.40		$21.62	$16.51	$19.14
Total Return	(0.87)%	28.75%	3.61%		30.95%	(13.74)%	(18.41)%
Ratios/Supplemental Data
Net assets end of period (thousands)	$9,750	$18,905	$16,743		$20,960	$15,416	$17,312
Ratio of expenses to average net assets	1.01%	1.00%	1.00	%**	1.00%	1.00%	1.01%
Ratio of net investment loss to average net assets	(0.93)%	(0.94)%	(0.93	)%**	(0.95)%	(0.92)%	(0.80)%
Portfolio turnover rate	17%	15%	10%		24%	14%	25%

*  For the period from June 1, 2004 to March 31, 2005 (Note 1).

**  Annualized.

(7)  Distributions to shareholders

For the years ended March 31, 2007 and March 31, 2006, the Fund did not declare dividends.

At March 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Accumulated Capital Gains (Losses)	Unrealized Appreciation (Depreciation)
Hallmark Small-Cap Growth Fund	—	$(17,250,750)	$8,816,999

(8)  Recent Accounting Pronouncements

On July 13, 2006, the FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. RMCI is still analyzing the impact, if any, the application of this standard will have on the financial statements of the Fund.

(9)  Subsequent Events

Subsequent to the period covered by these financial statements, the Board of Trustees approved a proposed plan of reorganization pursuant to which the Fund would be reorganized as a series of a separate trust. In connection with the proposed reorganization, Roanoke Asset Management Corp. ("Roanoke"), the Fund's current Sub-Adviser, would become the Fund's investment manager. The proposed reorganization, the appointment of Roanoke as Sub-Adviser and the entrance into a new advisory contract with Roanoke require approval of the Fund's shareholders. It is currently anticipated that proxy materials will be sent to shareholders in the second calendar quarter of 2007 and, if approved by shareholders, the proposed reorganization would be effected and Roanoke would take over as investment manager in August 2007.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Hallmark Equity Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Hallmark Small-Cap Growth Fund of Hallmark Equity Series Trust (the Fund), as of March 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for prior period or years presented were audited by another independent registered public accounting firm whose report dated May 31, 2005 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2007, by correspondence with custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the assets and liabilities of the Fund as of March 31, 2007, the results of its operations for the year then ended, changes in its net assets, and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
May 29, 2007

EXPENSE EXAMPLE (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction/redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at October 1, 2006 and held for the entire six-month period ending March 31, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return for the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value October 1, 2006	Ending Account Value March 31, 2007	Expenses Paid During Period*
Small-Cap Growth Class R
Actual	$1,000.00	$1,111.60	$8.19
Hypothetical	$1,000.00	$1,016.87	$7.83

*  Expenses are equal to the Fund's annualized expense ratio of 1.56%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Small-Cap Growth Class I
Actual	$1,000.00	$1,114.70	$5.31
Hypothetical	$1,000.00	$1,019.66	$5.07

*  Expenses are equal to the Fund's annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

RESULTS OF A SPECIAL MEETING OF SHAREHOLDERS

On March 23, 2007, a Special Meeting of Shareholders was held to vote at a Trust, Fund and Class level on various proposals recently approved by the Fund's Trustees. The following tables provide the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the following proposal:

1.  Election of Board Members†

Nominees	Votes For	Authority Withheld	Abstentions	Broker Non-Votes
Bruce R. Bent	2,741,272.294	75,788.944	0	0
William E. Viklund	2,732,401.392	84,659.846	0	0
Joseph D. Donnelly	2,732,401.392	84,659.846	0	0
Edwin Ehlert, Jr.	2,732,401.392	84,659.846	0	0
William J. Montgoris	2,741,202.186	75,859.052	0	0
Frank J. Stalzer	2,732,401.392	84,659.846	0	0
Ronald J. Artinian	2,741,202.186	75,859.052	0	0
Santa Albicocco	2,732,401.392	84,659.846	0	0
Stephen P. Zieniewicz	2,741,202.186	75,859.052	0	0

†  Board Members are elected by the shareholders of all of the series including the Fund of the Trust.

RESULTS OF A SPECIAL MEETING OF SHAREHOLDERS (Continued)

On March 23, 2007, a Special Meeting of Shareholders was held to vote at a Class level on various proposals recently approved by the Fund's Trustees. The following tables provide the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes by the Class R and the Class I shareholders as to the following proposals: (1) to approve a new "Comprehensive Fee" Investment Management Agreement, and (2) to approve new "Distribution Plans."

2.  Approval of New "Comprehensive Fee" Investment Management Agreement

Item Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approval of New "Comprehensive Fee" Investment Management Agreement
Class I Shares	226,695.182	644	201	0
Class R Shares	445,395.371	60,076.578	7,556.467	0

3.  Approval of New Distribution Plan

Item Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approval of New Distribution Plan
Class R Shares	447,410.217	58,665.827	6,952.372	0

On March 23, 2007, a Special Meeting of Shareholders was held to vote at a Fund level on various proposals recently approved by the Fund's Trustees. The following tables provide the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, as to the following proposals: (a) to approve the retention of payments made under the "Comprehensive Fee" Investment Management Agreement, (b) to approve the retention of payments made under the Sub-Investment Management Agreements, and (c) to approve the retention of payments made under Distribution Plans and Distribution Agreements.

4(a). Approval of the Retention of Payments Made Under the "Comprehensive Fee Investment Management Agreements"

Item Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approval of the Retention of Payments Made Under the "Comprehensive Fee Investment Management Agreements"	675,570.890	57,356.900	7,640.808	0

4(b). Approval of the Retention of Payments Made Under Sub-Investment Management Agreements

Item Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approval of the Retention of Payments Made Under Sub-Investment Management Agreements	673,559.209	59,529.900	7,479.489	0

4(c). Approval of the Retention of Payments Made Under Distribution Plans and Distribution Agreements

Item Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approval of the Retention of Payments Made Under Distribution Plans and Distribution Agreements	446,216.708	59,371.900	7,439.808	0

HALLMARK EQUITY SERIES TRUST

The Board of Trustees is responsible for the management and supervision of the Fund. The Trustees approve all material agreements between the Fund and the Fund's service providers. Biographical information relating to the Trustees and the Executive Officers of the Fund is set forth below, including their ages, their principal occupations for at least the last five years, their positions with the Fund and the length of time served. The Trustees and the Executive Officers of the Funds oversee 22 portfolios in the Reserve fund complex. Except as otherwise described below, none of the Trustees or Executive Officers hold public directorships outside of the Reserve fund complex.

INTERESTED TRUSTEE

Name, Age and Address	Positions Held With the Trusts	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee
BRUCE R. BENT†* Age: 69 The Reserve 1250 Broadway New York, NY 10001	Chairman, President and Treasurer	Trustee since inception; Chairman since 2000; Chief Executive Officer from 2000 to 2005.	Chairman of Reserve Management Company, Inc. ("RMCI") since 2005; President of RMCI from 2000 to 2005; Director and Chairman of Reserve Management Corporation ("RMC") since 2000; Chief Executive Officer of RMC from 2000 to 2005; and Chairman and Director of Resrv Partners, Inc. ("RESRV") since 2000; Chairman and Director of Reserve International Liquidity Fund Ltd. since 1990; Co-founder of The Reserve Fund in 1970; Officer thereof since 1970; former Chief Executive Officer of the trusts in the Reserve/Hallmark family of funds.	22

WILLIAM E. VIKLUND* Age: 66 c/o The Reserve 1250 Broadway New York, NY 10001	Trustee	N/A*** Previously served as Trustee from 1999 through May 12, 2005	Retired since 1996.	22

INDEPENDENT TRUSTEE

Name, Age and Address	Positions Held With the Trusts	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee
JOSEPH D. DONNELLY Age: 60 c/o The Reserve 1250 Broadway New York, NY 10001	Trustee	Trustee of Reserve Short-Term Investment Trust since 2005	Retired since 2002; Managing Director and General Counsel to the Pershing Division of Donaldson, Lufkin and Jenrette Securities Corporation from 1984 to 2002; Member of Pershing Executive Committee from 1986 to 2002. Co-chair of Pershing Credit Policy Committee from 1986 to 2002.	22

EDWIN EHLERT, JR. Age: 76 c/o The Reserve 1250 Broadway New York, NY 10001	Trustee	Trustee of all Trusts since inception	Retired since 2000. President, Premier Resources, Inc. (meeting management firm) since 1987.	22

WILLIAM J. MONTGORIS Age: 60 c/o The Reserve 1250 Broadway New York, NY 10001	Trustee	Trustee of all Trusts since 1999	Retired since 1999. Chief Operating Officer of The Bear Stearns Companies, Inc. from 1979 to 1999; Director of Stage Stores, Inc. (retailing) since 2004.	22

HALLMARK EQUITY SERIES TRUST

Name, Age and Address	Positions Held With the Trusts	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee
FRANK J. STALZER Age: 49 c/o The Reserve 1250 Broadway New York, NY 10001	Trustee	Trustee of Reserve Short-Term Investment Trust since 2005	President of Astrex Electronics (a division of RAD Electronics) since 2006; Vice President and General Manager of Arrow/Zeus 2004-2005; Vice President of Marketing for Arrow/Zeus from 2002 to 2004; Vice President of Sales for Arrow/ Zeus from 2000 to 2002; Regional Vice President of Arrow/Richey from 1999 to 2000.	22

RONALD J. ARTINIAN Age: 58 c/o The Reserve 1250 Broadway New York, NY 10001	Trustee	N/A***	Executive V.P., Senior Managing Director for Smith Barney from 1989-1998; Private Investor from 1998 to Present	22

SANTA ALBICOCCO Age: 56 c/o The Reserve 1250 Broadway New York, NY 10001	Trustee	N/A***	Treasurer - County of Nassau, NY from 1993 to 2000; Board Member of the New York State Banking Board from 1998 to 2004; Deputy County Executive for Finance - County of Nassau, NY	22

STEPHEN P. ZIENIEWICZ Age: 47 c/o The Reserve 1250 Broadway New York, NY 10001	Trustee	N/A***	Chief Operating Officer - Saint Louis University Hospital from 2004 to present; Vice President Support Services - South Nassau Communities Hospital from 2001 to 2004	22

None of the Trustees serve as directors of any public company.

OFFICERS WHO ARE NOT TRUSTEES

Name, Age and Address	Position(s) Held With Trusts	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
ARTHUR T. BENT III† Age: 38 c/o The Reserve 1250 Broadway New York, NY 10001	Co-Chief Executive Officer, Senior Vice President and Assistant Secretary	Senior Vice President and Assistant Secretary since 2000 Co-Chief Executive Officer since 2005	Vice Chairman of RMCI since 2005; Chief Operating Officer, Treasurer, Senior Vice President and Assistant Secretary of RMCI since 2000; Vice Chairman of RMC since 2005; President, Treasurer and Assistant Secretary of RMC since 2000; Vice Chairman of RESRV since 2005 and Treasurer, Assistant Secretary and Director of RESRV since 2000; former Treasurer and Chief Financial Officer of the trusts in the Reserve/Hallmark family of funds.

BRUCE R. BENT II† Age: 41 c/o The Reserve 1250 Broadway New York, NY 10001	Co-Chief Executive Office, Senior Vice President and Assistant Treasurer	Assistant Treasurer since 2000; Co-Chief Executive Officer and Senior Vice President since 2005	Vice Chairman, President, Assistant Secretary of RMCI since 2005; Assistant Treasurer of RMCI since 2000; Senior Vice President and Secretary of RMCI from 2000 to 2005; Vice Chairman and Assistant Secretary of RMC since 2005; Senior Vice President and Assistant Treasurer of RMC since 2000; Vice Chairman of RESRV since 2005 and Secretary, Assistant Treasurer and Director of RESRV since 2000; former Trustee of certain trusts and former President of all trusts in the Reserve/Hallmark family of funds.

HALLMARK EQUITY SERIES TRUST

Name, Age and Address	Position(s) Held With Trusts	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
PATRICK J. FARRELL Age: 47 The Reserve 1250 Broadway New York, NY 10001	Chief Financial Officer	Chief Financial Officer since 2006	Chief Financial Officer of RCMI and RMC since 2006; Treasurer and Assistant Secretary of MainStay Funds, Eclipse Funds and MainStay VP Funds from 2001 to 2005; Principal Financial Officer of McMorgan Funds; Managing Director of New York Life Investment Management.

EDMUND P. BERGAN, JR. Age: 56 The Reserve 1250 Broadway New York, NY 10001	Secretary and General Counsel	Secretary and General Counsel since 2006	Senior Vice President, General Counsel and Secretary of RMCI and its affiliates since 2006; Senior Regulatory Counsel of Proskauer Rose LLP from 2004 to 2006; Prior thereto, and since before 2001, Senior Vice President and General Counsel of the mutual fund distribution and servicing affiliates of Alliance Capital Management L.P.

CHRISTINA MASSARO Age: 40 The Reserve 1250 Broadway New York, NY 10001	Chief Compliance Officer	Chief Compliance Officer since 2005	Chief Compliance Officer of the Funds, RMCI and RESRV since 2005; Anti-Money Laundering Compliance Officer of RMCI and RESRV since 2006; Chief Compliance Officer from 2001 to 2005 and Anti-Money Laundering Compliance Officer from 2002 to 2005 of Maxcor Financial Inc. and Maxcor Financial Asset Management.

*  Mr. Bruce Bent is an "interested person" of the Fund as defined in Section 2(a) (19) of the Investment Company Act due to his positions with RMC, RMCI and RESRV.

**  Each Trustee shall hold office until he resigns, is removed or until his successor is duly elected and qualified. A Trustee shall retire upon attaining the age of seventy-five (75) years, unless extended by a vote of the Trustees. Trustees need not be Shareholders.

***  Elected at a special meeting of shareholders occurring on March 23, 2007.

†  Mr. Bruce R. Bent is the father of Mr. Bruce R. Bent II and Mr. Arthur T. Bent III.

The Trust's Statement of Additional Information includes additional information about the Trustees and is available without charge, upon request, for Shareholders by calling toll free: 1-888-823-2867.

AVAILABILITY OF PROXY VOTING INFORMATION

The day-to-day investment management decisions of the Fund are the responsibility of the Fund's sub-adviser. The sub-adviser is primarily responsible for determining how to vote proxies with respect to companies in which the Fund invests and for the ongoing review and evaluation of its own proxy voting policies and corresponding compliance with applicable law. The Fund's investment adviser, RMCI, receives periodic reports from the sub-adviser to ensure that they have adopted and implemented a proxy voting policy and to acknowledge any mitigating circumstances or conflicts of interest.

RMCI's proxy voting policies and procedures, as well as information about how a particular proxy was voted, may be obtained without charge by calling 888-823-2867 to request a copy or by visiting the SEC's Web site at www.sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available without charge upon request on the SEC's Web site or by calling the toll-free number listed above.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Forms N-Q are available on the SEC's Web site at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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Item 2.                     Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officers and principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s code of ethics is filed herewith.

Item 3.                     Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. William Montgoris is the audit committee financial expert and is considered to be independent.

Item 4.                     Principal Accountant Fees and Services.

(a) Audit Fees. The registrant paid the following amounts to KMPG, LLP, the registrant’s principal accountant, for the audit of the registrant’s annual financial statements and services normally provided in connection with statutory and regulatory filings or engagements in connection therewith for each of the last two fiscal years:

2007	2006
$30,000	$215,000

(b)  None.

(c) Tax Fees. The registrant paid the following amounts to KPMG, LLP, the registrant’s principal accountant, for tax compliance, tax advice and tax planning for each of the last two fiscal years:

2007	2006
$76,815	$48,000

(d)  None.

(e) Before KPMG, LLP, the registrant’s principal accountant, is engaged to render audit or non-audit services by the registrant, the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant, the engagement is approved by the registrant’s Audit Committee. The Audit Committee has delegated the authority to pre-approve non-audit services to the Chairman of the Audit Committee, currently William Montgoris, subject to subsequent ratification by the Audit Committee.

(f) None.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

2007	2006
$0	$0

(h)  Not applicable.

Item 5.                     Audit Committee of Listed Registrants.

Not applicable.

Item 6.                     Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.                     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.                     Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.                     Purchases of Equity Securities by Closed-End Management Investment Company and Affiliates.

Not applicable.

Item 10.              Submission of Matters to a Vote of Security Holders.

No changes have been made to the procedures by which stockholders can nominate independent trustees.

ITEM 11. Controls and Procedures.

(a)                                              Based on an evaluation of the disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”) as of a date within 90 days of the filing of this report, the Chairman (principal executive officer) and Treasurer (principal financial officer) of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported within the required time periods and is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)                                             There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)                         Code of ethics.

(a) (2)                         Certifications of co-chief executive officers and chief financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002: Filed herewith

(b)                                           Certifications of co-chief executive officers and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002: Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Hallmark Equity Series Trust

By:	/s/ Bruce R. Bent II
Name: Bruce R. Bent II
Title: Co-Chief Executive Officer

Date:  June 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Bruce R. Bent II
Name: Bruce R. Bent II
Title: Co-Chief Executive Officer

Dated: June 8, 2007

By:	/s/ Arthur T. Bent III
Name: Arthur T. Bent III
Title: Co-Chief Executive Officer

Dated: June 8, 2007

By:	/s/ Patrick Farrell
Name: Patrick Farrell
Title: Chief Financial Officer

Dated: June 8, 2007